Discontinued operations and assets and liabilities of disposal groups	12 Months Ended
Dec. 31, 2022
Discontinued operations and assets and liabilities of disposal groups
Discontinued operations and assets and liabilities of disposal groups

8 Discontinued operations and assets and liabilities of disposal groups

Discontinued operations are reported separately on the income statement to allow users to distinguish the profits and cash flows from continuing operations from those activities that are subject to disposal. Assets and liabilities which we intend to dispose of in a single transaction are also presented separately on the balance sheet.

For accounting policy information see Accounting policies note 3.2.

This note sets out the profit/(loss) from the discontinued operations (represented for comparative periods), the assets and liabilities of the disposal group and the operating cash flows attributable to the discontinued operations.

Three legally binding agreements for the sale of UBIDAC business have been announced as part of the phased withdrawal from the Republic of Ireland. Material developments since the beginning of 2022 are set out below.

Agreement with Allied Irish Banks, p.l.c. (AIB) for the transfer of performing commercial loans.

Successful migration of six tranches of performing commercial loans to AIB was completed during 2022, with €2.1 billion of gross performing loans being fully migrated by year-end. It is expected that remaining migrations of commercial customers will be materially completed in phases over H1 2023. Colleagues who are wholly or mainly assigned to supporting this part of the business are in the process of getting transferred to AIB under Transfer of Undertakings, Protection of Employment (TUPE) arrangements, with more than half having completed their move by the end of 2022. Losses on disposal of €123 million have been recognised in 2022 in respect of the migrations completed to date.

Agreement with Permanent TSB Group Holdings p.l.c. (PTSB) for the sale of performing non-tracker mortgages, the performing loans in the micro-SME business, the UBIDAC Asset Finance business, including its Lombard digital platform, and 25 Ulster Bank branch locations in the Republic of Ireland.

c.€5 billion of performing non-tracker mortgages migrated to PTSB in November 2022, with the remaining balances expected to migrate during H1 2023. In January 2023, 25 branches transferred to PTSB. The remaining performing non-tracker mortgages, micro-SME loans, Lombard Asset Finance business and all remaining eligible colleagues who will move under TUPE regulations, are also expected to transfer in 2023.

Agreement with AIB for the sale of performing tracker and linked mortgages.

In January 2023 the Competition and Consumer Protection Commission (CCPC) granted approval on the portfolio sale of performing tracker and linked mortgages to AIB. Completion of this sale is expected to occur in Q2 2023.

The business activities relating to these sales that meet the requirements of IFRS 5 are presented as a discontinued operation and as a disposal group. Comparatives have been re-presented from those previously published to reclassify certain items as discontinued operations. This has resulted in a re-presentation of 2021 comparatives: a reduction of Operating profit before tax and Profit from continuing operations of £188 million, and an increase of Profit from discontinued operations of £188 million. Total profit for the year remains unchanged. Ulster Bank RoI continuing operations are now reported within Group central items & other. In 2022 we reclassified mortgage loans to fair value through profit or loss, which resulted in a €453 million reduction in mortgage financial assets in UBIDAC to 31 December 2022. This reclassification applies across both our continuing and discontinued operations.

(a) (Loss)/profit from discontinued operations, net of tax

	2022	2021	2020
	£m	£m	£m

Interest receivable	177	339	360
Net interest income	177	339	360
Non-interest income(1)	(472)	13	33
Total income	(295)	352	393
Operating expenses	(38)	(47)	(47)
(Loss)/profit before impairment releases/(losses)	(333)	305	346
Impairment releases/(losses)	71	162	(144)
Operating (loss)/profit before tax	(262)	467	202
Tax charge	—	(3)	(9)
(Loss)/profit from discontinued operations, net of tax	(262)	464	193

(1)	Excludes gain of £20 million (€24 million) recognised by NatWest Group as a result of acquisition of PTSB shares in relation to disposal of UBIDAC assets to PTSB.

8 Discontinued operations and assets and liabilities of disposal groups continued

(b) Assets and liabilities of disposal groups

	2022	2021
	£m	£m
Assets of disposal groups
Loans to customers - amortised cost	1,458	9,002
Other financial assets - loans to customers	5,397	—
Derivatives	—	5
Other assets	6	8
	6,861	9,015
Liabilities of disposal groups
Other liabilities	15	5
	15	5

Net assets of disposal groups	6,846	9,010

(c) Operating cash flows attributable to discontinued operations

	2022	2021	2020
	£m	£m	£m
Net cash flows from operating activities	1,090	2,212	(816)
Net cash flows from investing activities	6,164	—	—
Net increase/(decrease) in cash and cash equivalents	7,254	2,212	(816)